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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported)      August 20, 2001
                                                      --------------------------


                     CREDIT SUISSE FIRST BOSTON (USA), INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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         (State or other jurisdiction of incorporation or organization)


                   1-6862                                    13-1898818
          (Commission File Number)                        (I.R.S. Employer
                                                        (Identification No.)


 Eleven Madison Avenue, New York, New York                     10010
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  (Address of principal executive office)                    (Zip Code)


                                 (212) 325-2000
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

      AUGUST 20, 2001

      CSFB issued a press release announcing that Gary G. Lynch, a partner at Davis Polk & Wardwell and former head of the Enforcement Division of the Securities and Exchange Commission, has been named Global General Counsel of CSFB effective October 1, 2001, and the current general counsel, Joseph McLaughlin, will become Chairman of the CSFB Foundation Trust effective October 1, 2001. The press release is filed herewith as an exhibit and hereby incorporated in its entirety by reference.

      AUGUST 21 AND 22, 2001

      CSFB issued two press releases announcing the completion of the tender offer for the CSFBdirect tracking stock and the merger of CSFBdirect Acquisition Corp. II, an indirect wholly-owned subsidiary of CSFB, with and into Credit Suisse First Boston (USA), Inc., with each share of CSFBdirect tracking stock not previously purchased in the tender offer being converted into the right to receive $6.00 per share in cash. The press releases are filed herewith as exhibits and hereby incorporated in their entirety by reference.

      (c)   EXHIBITS

Exhibit 99.1   Press release dated August 20, 2001
               Press release dated August 21, 2001
               Press release dated August 22, 2001


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Credit Suisse First Boston (USA), Inc.


                                       /s/ David C. Fisher
                                    ---------------------------------
                                    David C. Fisher
                                    CHIEF ACCOUNTING OFFICER





August 24, 2001